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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                 event report):
                                January 22, 2003


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


Oklahoma                            000-19341                 73-1373454
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)              Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
               (Address of principal executive offices) (zip code)


Registrant's telephone number,
including area code:
918-588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On January 22, 2003, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2002 ("Press Release"). The Press Release is attached as
Exhibit 99(a) to this report and is incorporated into this Item 5 by reference. On January 22, 2003, in connection with BOK Financial's issuance of the Press Release, BOK Financial released its fourth quarter 2002 Financial Information ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial information is attached as
Exhibit 99(b) to this report and is incorporated into this Item 5 by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

          99(a)   The Press Release

          99(b) Financial Information for the quarter and year ended December 31, 2002



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BOK FINANCIAL CORPORATION

                             By: /s/ Steven E. Nell
                                 -------------------
                             Steven E. Nell
                             Executive Vice President
                             Chief Financial Officer

Date:  January 22, 2003

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                                  EXHIBIT INDEX


Exhibit No.   Description
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99(a)         The Press Release
99(b)         Financial Information for the quarter and year ended
              December 31, 2002